UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): May 11, 2021

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Beginning May 11, 2021, CVR Energy, Inc. (the “Company”) announced it will be using the Slide Presentation (the “Slide Presentation”), which contains forward-looking statements, in meetings with certain current and potential investors and analysts. The Slide Presentation, available on the Investor Relations page of the Company’s website at www.CVREnergy.com, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

Special Dividend

On May 11, 2021, the Company announced that the Board of Directors of the Company (the “Board”) had approved a special dividend of $492 million, to be payable in a combination of cash and the outstanding common stock of Delek US Holdings, Inc. (“Delek”) currently held by the Company (the “Stock Distribution Portion”), pursuant to a provision in its Indenture (defined below) under which the Company retained the right to distribute to its stockholders up to $492 million (“Excess Proceeds”) on or before July 26, 2021. The special dividend will be paid on June 10, 2021 (the “Distribution Date”) to stockholders of record as of the close of business on May 26, 2021 (the “Record Date”), subject to certain customary conditions.

The Stock Distribution Portion of the special dividend will occur in the form of a pro rata common stock dividend to each of the Company’s stockholders of record on the Record Date. As of May 10, 2021, the Company held 10,539,880 shares of Delek common stock (excluding shares underlying a forward contract). As of May 10, 2021, the Company had 100,530,599 shares of its common stock, par value $0.01 per share, outstanding. The final distribution ratio for the Stock Distribution Portion will be determined based on the number of shares of the Company’s common stock outstanding on the Record Date. No fractional shares of Delek common stock will be distributed. Instead, the Company’s stockholders will receive cash in lieu of any fractional share of Delek common stock that they otherwise would have received.

The cash portion of the special dividend will be determined based on the difference between $492 million and the value of the Stock Distribution Portion as of the Distribution Date, with each of the Company’s stockholders as of the Record Date receiving a pro rata portion of such difference in cash. The Company intends to announce the number of Delek shares and amount of cash per share of the Company’s common stock to which each of the Company’s stockholders as of the Record Date would be entitled at a later date.

The New York Stock Exchange (“NYSE”) has determined that the Company’s shares will trade with “due-bills” representing an assignment of the right to receive the special dividend through the ex-dividend date of June 11, 2021, the first business day following the Distribution Date. Stockholders who sell their shares on or before the Distribution Date will not be entitled to receive the special dividend. Due-bills obligate a seller of shares to deliver the dividend payable on such shares to the buyer. The due-bill obligations are settled customarily between the brokers representing the buyers and sellers of the shares. The Company has no obligation for either the amount of the due-bill or the processing of the due-bill. Buyers and sellers of the Company’s shares should consult their broker before trading to be sure they understand the effect of the NYSE’s due-bill procedures.

The special dividend is permitted under the Indenture, dated as of January 27, 2020, among the Company, the subsidiary guarantors listed therein and Wells Fargo Bank, National Association, as trustee (the “Indenture”), pursuant to which the Company issued 5.250% Senior Notes due 2025 and 5.750% Senior Notes due 2028, and under which the Excess Proceeds generally represent the difference between the net cash proceeds received by the Company from such issuance and the amount that the Company paid in January 2020 to redeem the then-outstanding 6.500% Second Lien Senior Secured Notes due 2022 issued by certain of the Company’s subsidiaries in 2012.

A copy of the press release announcing the Board’s approval of the special dividend is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Cautionary Statements

This filing and its exhibits include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including as it relates to the Company’s proposed special dividend, including the Stock Distribution Portion. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These forward-looking statements included, but are not limited to, statements regarding future: issuance and/or payment of a special dividend of cash and/or Delek stock (if at all) including the amount, timing, ratio, process and impact thereof; holdings by IEP of Delek stock; engagement by Delek with our stockholders; gains (if any) on our Delek investment and realization (if any) thereof; focus on renewables; acquisitions of crude oil refineries; progress of renewable diesel initiatives at Wynnewood and Coffeyville including the scope, cost, timing, elements and impacts thereof; industry pivot to renewable fuels; and other matters. Investors are cautioned that various factors may affect these forward-looking statements, including the health and economic effects of COVID-19, the rate of any economic improvement, demand for fossil fuels, price volatility of crude oil, other feedstocks and refined products (among others); the ability of the Company to pay cash dividends; costs of compliance with existing or new laws and regulations and potential liabilities therefrom; and other risks. For additional discussion of risk factors which may affect the Company’s results, please see the risk factors and other disclosures included in its most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and the Company’s other SEC filings. These and other risks may cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied herein. Given these risks and uncertainties, investors are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits 99.1 and 99.2 are being furnished, not filed. Accordingly, the information in Item 9.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, will not be subject to liability under Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference. The furnishing of information in Exhibits 99.1 and 99.2 are not intended to, and do not, constitute a determination of admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Exhibit Number	Exhibit Description

99.1	Investor Presentation to be used beginning May 11, 2021.
99.2	Press Release dated May 11, 2021, announcing Special Dividend.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2021

CVR Energy, Inc.

By:	/s/ Tracy D. Jackson
Tracy D. Jackson
Executive Vice President and Chief Financial Officer